Rule 497(e)

File No. 333-289838

Corgi ETF Trust I

(the “Trust”)

Corgi U.S. Equities 15% Structured Buffer ETF – May Series

Corgi U.S. Equities 10% Structured Buffer ETF – May Series

Corgi Growth & Technology 15% Structured Buffer ETF – May Series

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus

Dated April 29, 2026

May 1, 2026

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the Outcome Period of approximately one year. Each Fund has commenced its initial Outcome Period, which began on May 1, 2026 and will end on April 30, 2027. An investment in each Fund over the course of the Outcome Period will be subject to such Fund’s Cap as set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Corgi U.S. Equities 15% Structured Buffer ETF – May Series	CMAY	Gross: 11.00% Net: 10.70%*	The Fund seeks to provide investors with returns that generally match the price return (excluding dividends) of the SPDR® S&P 500® ETF Trust, up to the upside cap of 11.00% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of SPDR® S&P 500® ETF Trust losses, over the period from May 1, 2026 to April 30, 2027.
Corgi U.S. Equities 10% Structured Buffer ETF – May Series	MAYC	Gross: 13.50% Net: 13.20%*	The Fund seeks to provide investors with returns that generally match the price return (excluding dividends) of the SPDR® S&P 500® ETF Trust, up to the upside cap of 13.50% (prior to taking into account management fees and other fees) while providing a buffer against the first 10% (prior to taking into account management fees and other fees) of SPDR® S&P 500® ETF Trust losses, over the period from May 1, 2026 to April 30, 2027.
Corgi Growth & Technology 15% Structured Buffer ETF – May Series	QQMY	Gross: 15.00% Net: 14.70%*	The Fund seeks to provide investors with returns that generally match the price return (excluding dividends) of the Invesco QQQ Trust(SM), Series 1, up to the upside cap of 15.00% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% (prior to taking into account management fees and other fees) of Invesco QQQ Trust(SM), Series 1 losses, over the period from May 1, 2026 to April 30, 2027.

* Takes into account the Fund’s unitary management fee of 0.30% of average daily net assets (net of the Adviser’s contractual fee waiver of 0.10%).

In connection with the onset of each Fund’s initial Outcome Period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the Outcome Period throughout the prospectus are confirmed as the initial Outcome Period: May 1, 2026 through April 30, 2027.

3.	All bracketed placeholders for the Cap (including all instances of “[ ]%”) throughout the prospectus are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference